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                                                                   EXHIBIT 10.41


                     ADVANCE STORES COMPANY, INCORPORATED
                                 $200,000,000
                  10-1/4% Senior Subordinated Notes due 2008

                              Purchase Agreement
                              ------------------

                                                                October 24, 2001

J.P. Morgan Securities Inc.
  As Representative of the
  several Initial Purchasers listed
  in Schedule 1 hereto
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017


Ladies and Gentlemen:

     Advance Stores Company, Incorporated, a Virginia corporation (the "Company"), proposes to issue and sell to the several Initial Purchasers listed in Schedule 1 hereto (the "Initial Purchasers"), for whom you are acting as representative (the "Representative"), $200,000,000 principal amount of its 10-1/4% Senior Subordinated Notes due 2008 (the "Securities"). The Securities will be issued pursuant to an Indenture to be dated as of October 31, 2001 (the "Indenture"), initially among the Company, Advance Trucking Corporation, a Virginia corporation, LARALEV, INC., a Delaware corporation and Western Auto Supply Company, a Delaware corporation (collectively, the "Guarantors") and The Bank of New York, as trustee (the "Trustee"), and will be guaranteed on an unsecured senior subordinated basis by each of the Guarantors (the "Guarantees").

     The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption therefrom. The Company has prepared a preliminary offering memorandum dated October 10, 2001 (the "Preliminary Offering Memorandum") and will prepare an offering memorandum dated the date hereof (the "Offering Memorandum") setting forth information concerning the Company and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this
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Agreement. The Company hereby confirms that it has authorized the use (in accordance with applicable laws) of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement.

     The Securities are being issued and sold in connection with the Company's acquisition (the "Acquisition") of Discount Auto Parts, Inc. ("Discount") pursuant to the Agreement and Plan of Merger dated as of August 7, 2001 (the "Merger Agreement"), among Advance Holding Corporation ("Holding"), Advance Auto Parts, Inc., AAP Acquisition Corporation, the Company and Discount. For the purposes of this Agreement, the transactions contemplated by the Merger Agreement and the other transactions described in the Offering Memorandum under the caption "The Transactions" are referred to herein as the "Transactions". Upon consummation of the Transactions, Discount will become a wholly-owned subsidiary of the Company. The net proceeds of the offering of the Securities will be used to fund a portion of the purchase price for the Acquisition. The Acquisition is expected to be consummated following the Closing Date (as defined in Section 2). Prior to the consummation of the Acquisition, the net proceeds of the offering of the Securities, after deducting the Initial Purchasers' discount, will be held in escrow pending the consummation of the Acquisition.
On or prior to the Closing Date, the Company will execute an Escrow Agreement, substantially in the form attached hereto as Exhibit A (the "Escrow Agreement"), and will deposit with The Bank of New York, as escrow agent (the "Escrow Agent"), the net proceeds of the offering of the Securities, together with an additional amount in Cash Equivalents or Treasury Securities (as each such term is defined in the Escrow Agreement) such that the escrowed funds (the "Escrowed Funds") are in an amount sufficient to redeem the Securities in cash at a redemption price equal to 101% of the issue price of the Securities plus accrued and unpaid interest thereon to January 15, 2002, in the event that (a) in the sole judgment of the Company, the Acquisition will not be consummated on or prior to December 31, 2001 or (b) the Acquisition is not consummated on or prior to December 31, 2001. The Escrow Agreement shall provide that the Escrowed Funds shall only be withdrawn and paid out pursuant to the terms of the Escrow Agreement.

     Upon consummation of the Acquisition, any subsidiary of the Company that is formed or acquired after the Closing Date which is required to be a Guarantor under the Indenture will enter into a joinder to this Agreement, the form of which is attached hereto as Exhibit B (the "Joinder to the Purchase Agreement"), pursuant to which it will become party to this Agreement.

     Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of an Exchange and Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company and the Guarantors will agree to file one or more registration statements with the Securities and Exchange

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Commission (the "Commission") providing for the registration under the
Securities Act of the Securities or the Exchange Securities referred to in (and as defined in) the Registration Rights Agreement. Upon consummation of the Acquisition, any subsidiary of the Company that is formed or acquired after the Closing Date which is required to be a Guarantor under the Indenture will enter into a joinder to the Registration Rights Agreement, the form of which is attached to the Registration Rights Agreement (the "Joinder to the Registration Rights Agreement"), pursuant to which it will become party to the Registration Rights Agreement.

     The Company hereby confirms its agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

     1. Purchase and Resale of the Securities. (a) The Company, on the basis of
        -------------------------------------
the representations, warranties and agreements set forth herein, agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees to purchase from the Company, severally and not jointly, the principal amount of Securities set forth opposite such Initial Purchaser's name in Schedule 1 hereto at a price equal to 90.018% of the principal amount
                                              ------
thereof plus accrued interest, if any, from October 15, 2001 to the date of payment and delivery. The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

     (b) The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

          (i) neither it nor any of its affiliates is acquiring the Securities with any intention of offering or selling any of the Securities in a transaction that would violate the Securities Act;

          (ii) neither it nor any of its affiliates has solicited offers for, or offered or sold, and neither it nor any of its affiliates will solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act ("Regulation D") or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

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          (iii)  neither it nor any of its affiliates has solicited offers for, or offered or sold, and neither it nor any of its affiliates will solicit offers for, or offer or sell, the Securities as part of their initial offering except:

                 (A) within the United States to persons whom it reasonably believes to be qualified institutional buyers, as defined in Rule 144A under the Securities Act ("Rule 144A"), in transactions pursuant to Rule 144A, and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A, except in the case of the sale to Mozart One, L.L.C. ("Mozart One"), wholly-owned by the Arthur Taubman Trust Dated July 13, 1964 and an affiliate of the Company, of $3,000,000 principal amount of Securities and the sale to Mozart Investments Inc. ("Mozart Investments"), wholly-owned by Nicholas F. Taubman and an affiliate of the Company, of $3,000,000 principal amount of Securities (which will be sold pursuant to another exemption from registration under the Securities Act); or

                 (B) in accordance with the restrictions set forth in Annex A hereto.

     (c) Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(f) and 5(g), counsel for the Company and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and their compliance with their agreements contained in paragraph (b) above (including Annex A hereto), and each Initial Purchaser hereby consents to such reliance.

     (d) The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

     2.   Payment and Delivery. (a) Payment for and delivery of the Securities
          --------------------
will be made at the offices of Cravath, Swaine & Moore at 10:00 A.M., New York City time, on October 31, 2001, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representative and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the "Closing Date". As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York city.

     (b) Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representative against delivery to the nominee of The Depository Trust Company, for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the "Global Note"), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

     3.   Representations and Warranties of the Company and the Guarantors. The
          ----------------------------------------------------------------
Company and the Guarantors jointly and severally represent and warrant to each Initial Purchaser that:

     (a) Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and on the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the
                                                              --------
Company and the Guarantors make no representation or warranty with respect to
(i) pricing terms and other financial terms intentionally left blank in the Preliminary Offering Memorandum or (ii) any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum.

     (b) Financial Statements. The financial statements and the related notes thereto included in the Preliminary Offering Memorandum and the Offering Memorandum present fairly, in all material respects, the respective consolidated financial positions of (i) the Company and its subsidiaries and (ii) Discount and its subsidiaries, as applicable, as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified, except that such financial statements that are unaudited were or are subject to normal and recurring year-end adjustments; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, except with respect to such financial statements of Discount, as discussed in Ernst & Young LLP's accompanying report of independent certified public accountants dated June 29, 2001 and with respect to such financial statements that are unaudited, except as may be indicated in note 1 to the condensed consolidated financial statements of the Company and note 1 to the condensed consolidated financial statements of Discount in the Preliminary Offering Memorandum and the Offering Memorandum; and the pro forma
                                                                     --- -----
financial information and the related notes thereto included in the Preliminary Offering Memorandum and the Offering Memorandum are based upon good faith estimates and assumptions believed by the Company (as of the date of the Preliminary Offering

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Memorandum and the Offering Memorandum, as applicable) to have been reasonable;
and the assumptions underlying such pro forma financial information are set
                                    --- -----
forth in the Preliminary Offering Memorandum and the Offering Memorandum.

     (c) No Material Adverse Change. Since the date of the most recent financial statements of the Company and of Discount, as applicable, included in the Preliminary Offering Memorandum and the Offering Memorandum, exclusive of any amendments or supplements thereto subsequent to the date of this Agreement, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, paid or made by the Company or any of its subsidiaries on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, properties, management, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries or of Discount and its subsidiaries that is material for the Company and its subsidiaries taken as a whole, after giving effect to the Transactions; (ii) neither the Company nor any of its subsidiaries, nor Discount nor any of its subsidiaries, has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole (whether or not in the ordinary course of business) or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole (other than in the ordinary course of business), in each case after giving effect to the Transactions, except as disclosed in the Preliminary Offering Memorandum and the Offering Memorandum; and (iii) neither the Company nor any of its subsidiaries, nor Discount nor any of its subsidiaries, has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case that would not, individually or in the aggregate, have a Material Adverse Effect (as defined below), or as otherwise specifically disclosed in the Preliminary Offering Memorandum and the Offering Memorandum or any subsequent amendment or supplement thereto.

     (d) Incorporation and Good Standing. The Company and each of its subsidiaries and Discount and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the general affairs, business, properties, management, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries taken as a whole, after giving effect to the

Transactions, or on the performance by the Company of its obligations under the Securities (a "Material Adverse Effect").

     (e) Capitalization. The Company has an authorized capitalization as set forth in the Preliminary Offering Memorandum and the Offering Memorandum under the heading "Capitalization"; and all the outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, other than as discussed in the Offering Memorandum (including the pledge of such shares under (i) the Company's Credit Agreement dated as of April 15, 1998, as amended and restated as of October 19, 1998, as amended, supplemented or otherwise modified from time to time, among Holding, the Company, the lenders party thereto and The Chase Manhattan Bank, as administrative agent (the "Existing Credit Agreement") and (ii) the Company's Credit Agreement to be entered into among Holding, the Company, the lenders party thereto, The Chase Manhattan Bank, as administrative agent, Credit Suisse First Boston and Lehman Commercial Paper Inc., as co-syndication agents, concurrently with the Acquisition (the "Senior Credit Agreement")).

     (f) Due Authorization. The Company and each of the Guarantors have full right, power and authority to execute and deliver this Agreement, the Joinder to the Purchase Agreement, the Securities, the Indenture (including each Guarantee set forth therein), the Exchange Securities, the Registration Rights Agreement, the Joinder to the Registration Rights Agreement and the Escrow Agreement (collectively, the "Transaction Documents") and to perform their respective obligations hereunder and thereunder; and all action (corporate and other) required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken.

     (g) The Indenture. The Indenture has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (collectively, the "Enforceability Exceptions"); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder. A supplemental indenture to the Indenture will be duly authorized by each Guarantor party thereto and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each of the Guarantors party thereto enforceable against each of the Guarantors party thereto in accordance with its terms, subject to the Enforceability Exceptions.

     (h) The Securities and the Guarantees. The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

     (i) The Exchange Securities. On the Closing Date, the Exchange Securities (including the related guarantees) will have been duly authorized by the Company and each of the Guarantors and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and each of the Guarantors, as guarantor, enforceable against the Company and each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

     (j) Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors party hereto and constitutes a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution may be limited by applicable law and public policy.

     (k) Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution may be limited by applicable law and public policy.

     (l) The Joinder to the Purchase Agreement. The Joinder to the Purchase Agreement, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each of the

Guarantors party thereto enforceable against each of the Guarantors party thereto in accordance with its terms, subject to the Enforceability Exceptions.

     (m) The Joinder to the Registration Rights Agreement. The Joinder to the Registration Rights Agreement, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each of the Guarantors party thereto enforceable against each of the Guarantors party thereto in accordance with its terms, subject to the Enforceability Exceptions.

     (n) The Escrow Agreement. The Escrow Agreement has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

     (o) Descriptions of Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum.

     (p) No Violation or Default. Neither the Company nor any of its subsidiaries, nor Discount nor any of its subsidiaries, is (i) in violation of its charter or by-laws; (ii) in default in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries or Discount or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or Discount or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries or Discount or any of its subsidiaries is subject; or (iii) in violation in any material respect of any law or statute or any judgment, order or regulation of any court or arbitrator or governmental or regulatory authority to which it or its property or assets may be subject, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

     (q) No Conflicts With Existing Instruments; No Consents Required. The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any law or statute or any judgment, order or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, except for any of the foregoing that would not, individually or in the aggregate, result in a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (i) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (ii) with respect to the Exchange Securities under the Securities Act, the Trust Indenture Act and applicable state securities laws as contemplated by the Registration Rights Agreement.

     (r) Legal Proceedings. Except as specifically described in the Preliminary Offering Memorandum and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries or Discount or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries or Discount or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries or Discount or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the knowledge of the Company and each of the Guarantors, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

     (s) Independent Accountants. Arthur Andersen LLP, who have certified certain financial statements of the Company and its subsidiaries, and Ernst & Young LLP, who have certified certain financial statements of Discount and its subsidiaries, are independent public accountants with respect to the Company and its subsidiaries and Discount and its subsidiaries, respectively, within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.

     (t) Title to Real and Personal Property. The Company and its subsidiaries and Discount and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries and Discount and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that
(i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or Discount and its subsidiaries, (ii) have been or will be granted pursuant to the Existing Credit Agreement or the Senior Credit Agreement or (iii) could not reasonably be expected, individually or in the aggregate, to have a Ma terial Adverse Effect.

     (u) Title to Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) currently employed by them in connection with their respective businesses; and the Company and its subsidiaries have not received any notice of any claim of conflict with, any such rights of others, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

     (v) Investment Company Act. Neither the Company nor any of its subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Preliminary Offering Memorandum and the Offering Memorandum none of them will be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, "Investment Company Act").

     (w) Taxes. The Company and its subsidiaries have paid all material federal, state, local and foreign taxes and filed all material tax returns required to be paid or filed through the date hereof other than those filings being contested in good faith; and except as otherwise specifically disclosed in the Preliminary Offering Memorandum and the Offering Memorandum, there is no material tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries.

     (x) Licenses and Permits. The Company and its subsidiaries and Discount and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Preliminary Offering Memorandum and the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as specifically described in the Preliminary Offering Memorandum and the Offering Memorandum, neither the Company nor any of its subsidiaries nor Discount nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except for any such revocation, modification or non-renewal that would not, individually or in the aggregate, have a Material Adverse Effect.

     (y) Material Agreements. Schedule 2 to this Agreement lists (i) all material agreements (within the meaning of Item 601(b)(10) of Regulation S-K under the Exchange Act), after giving effect to the Transactions to which the Company or any of its subsidiaries or Discount and its subsidiaries is a party or by which the Company or any of its subsidiaries or Discount and its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries or Discount and its subsidiaries is subject and (ii) all agreements and instruments required to be filed under Items 601(b)(2) and
(4) of Regulation S-K.

     (z) No Labor Disputes. No labor disturbance by or material dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company and each of the Guarantors, is contemplated or threatened.

     (aa) Compliance With Environmental Laws. The Company and its subsidiaries and Discount and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"), and none of them has received notice of any outstanding violations of any Environmental Laws; (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except in clauses (i), (ii) or (iii) for any such failure to comply, or to receive required permits, licenses or approvals as would not, individually or in the aggregate, have a Material Adverse Effect.

     (bb) Compliance With ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), except for any such failure to comply as would not, individually or in the aggregate, have a Material Adverse Effect. No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption. For each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no

"accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

     (cc) Accounting Controls. The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (dd) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are adequate in the reasonable judgment of the Company to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

     (ee) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company and each of the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment.

     (ff) Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Preliminary Offering Memorandum and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

     (gg) Solvency. On and immediately after the Closing Date and immediately after the consummation of the Acquisition, the Company (after giving effect to the issuance of the Securities and the other Transactions) will be Solvent. As used in this paragraph, the term "Company" means, with respect to a particular date, the Company and its subsidiaries as of such date, taken as a whole and the term "Solvent" means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement and the Offering Memorandum, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; and (iv) the Company is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged; and (v) the Company is not a defendant in any civil action that would result in a judgment that the Company is or would become unable to satisfy.

     (hh) No Broker's Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities.

     (ii) Rule 144A Eligibility. The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act, and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

     (jj) No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501 (b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

     (kk) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers and their affiliates, as to whom the Company makes no representation) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act ("Regulation S"), and all such persons have complied with the offering restrictions requirement of Regulation S.

     (ll) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex A hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

     (mm) No Stabilization. Neither the Company nor any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

     (nn) Forward-Looking Statements. Each forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21 E of the Exchange
Act) contained in the Preliminary Offering Memorandum and the Offering Memorandum has been made or reaffirmed upon good faith estimates and assumptions believed by the Company (as of the date of the Preliminary Offering Memorandum and the Offering Memorandum, as applicable) to have been reasonable.

     (oo) Each of Mozart Investments and Mozart One is an "accredited investor" within the meaning of Rule 501 (a)(1), (2), (3) or (7) under the Securities Act.

     4.   Further Agreements of the Company and the Guarantors. The Company and
          ----------------------------------------------------
each of the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:

     (a) Delivery of Copies. The Company will deliver to the Initial Purchasers as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

     (b) Amendments or Supplements. Before distributing any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum, the Company will furnish to the Representative a copy of the proposed amendment or supplement for review and will not distribute any such proposed amendment or supplement to which the Representative reasonably objects promptly after being advised.

     (c) Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose;
(ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification of the Securities and, if issued, will obtain as soon as reasonably possible the withdrawal thereof.

     (d) Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company will immediately notify the Initial Purchasers thereof and promptly prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

     (e) Blue Sky Compliance. The Company will cooperate with the Initial Purchasers to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as may be reasonably required for the offering and resale of the Securities; provided that neither the Company nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify or (ii) file any general consent to service of process in any such jurisdiction if it is not so subject.

     (f) Clear Market. During the period from the date hereof through and including the date that is 45 days after the Closing Date, the Company and each of the

Guarantors will not, without the prior written consent of the Representative, offer, sell or contract to sell any debt securities (other than the Securities) issued or guaranteed by the Company or any of the Guarantors and having a tenor of more than one year.

     (g) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Preliminary Offering Memorandum and the Offering Memorandum.

     (h) Supplying Information. For so long as the Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company and each of the Guarantors will furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (i) PORTAL and DTC. The Company will assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC").

     (j) No Resales by the Company. Until the issuance of the Exchange Securities, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

     (k) No Integration. Neither the Company nor any of its affiliates will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities
Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

     (I) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

     (m) No Stabilization. Neither the Company nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

     (n) Joinder of Guarantors. Upon consummation of the Acquisition, any subsidiary of the Company that is formed or acquired after the Closing Date which is required to be a Guarantor under the Indenture shall become a party to
(i) this Agreement by executing and delivering a Joinder to the Purchase Agreement, (ii) the Registration Rights Agreement by executing and delivering a Joinder to the Registration Rights Agreement and (iii) the Indenture by executing and delivering a supplemental indenture, the form of which is attached to the Indenture (the "Supplemental Indenture").

     (o) Guarantors' Opinion. Upon the consummation of the Acquisition, the Company shall cause its counsel, Riordan & McKinzie, a professional law corporation, or other counsel reasonably acceptable to the Representative, to furnish to the Initial Purchasers its written opinion substantially to the effect set forth in Annex C hereto.

     (p) Guarantors' Certificates. Upon the consummation of the Acquisition, the Company shall cause each of its subsidiaries that is formed or acquired after the Closing Date which is required to be a Guarantor under the Indenture to deliver to the Initial Purchasers a secretary's certificate reasonably satisfactory to the Initial Purchasers which shall include the following documents with respect to such subsidiary: (i) certificates of incorporation or due formation, (ii) by-laws, (iii) resolutions and (iv) certificates of valid existence and good standing and/or due qualifications to do business as a foreign corporation in such jurisdictions as the Initial Purchasers may reasonably request.

     (q) Solvency Letter. Upon consummation of the Acquisition, the Representative shall have received a solvency letter, in form and substance reasonably satisfactory to the Representative, from Valuation Research Corporation, with respect to the solvency of the Company and its consolidated subsidiaries after giving effect to the Transactions.


     5.   Conditions of Initial Purchasers' Obligations. The obligation of each
          ----------------------------------------------
Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and each of the Guarantors of their respective obligations hereunder and to the following additional conditions:

     (a) Representations and Warranties. The representations and warranties of the Company and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; the statements of the Company, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date; and the Company and the Guarantors shall have complied with all agreements and all conditions to be performed or satisfied on their part hereunder at or prior to the Closing Date.

     (b) No Downgrading. Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company or any of the Guarantors by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading) its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or any of the Guarantors.

     (c) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(c) hereof shall have occurred or shall exist, which event or condition is not described in the Offering Memorandum (prior to any amendment or supplement thereto subsequent to the date hereof) and the effect of which in the reasonable judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, resale and delivery of the Securities on the Closing Date on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

     (d) Officer's Certificate. The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Company and of each Guarantor who has specific knowledge of the Company's or such Guarantor's financial matters and is reasonably satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Offering Memorandum, and that to such officer's knowledge, the representations stated in Section 3(a) hereof is true and correct and (ii) to the effect set forth in paragraphs (a) through (c) above.

     (e) Comfort Letters. On the date of this Agreement and on the Closing Date, Arthur Andersen LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information relating to the Company and its subsidiaries and the pro forma financial information and the related notes contained in the Preliminary Offering Memorandum and the Offering Memorandum. On the date of this Agreement and on the Closing Date, Ernst & Young LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information relating to Discount and its subsidiaries contained in the Preliminary Offering Memorandum and the Offering Memorandum.

     (f) Opinion of Counsel for the Company. Riordan & McKinzie, a professional law corporation, counsel for the Company, and other counsel reasonably acceptable to the Representative, shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, substantially to the effect set forth in Annex B hereto.

     (g) Opinion of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion of Cravath, Swaine & Moore, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

     (h) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

     (i) Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of incorporation and their good standing as foreign corporations in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

     (j) Registration Rights Agreement. The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company and each of the Guarantors.

     (k) Indenture. The Initial Purchasers shall have received a counterpart of the Indenture that shall have been executed and delivered by a duly authorized officer of the Company, each of the Guarantors and the Trustee.

     (l) PORTAL and DTC. The Securities shall have been approved by the NASD for trading in the PORTAL Market and shall be eligible for clearance and settlement through DTC.

     (m) Additional Documents. On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

     (n) Escrow Agreement. The Initial Purchasers shall have received a counterpart of the Escrow Agreement that shall have been executed and delivered by a duly authorized officer of the Company and each of the Guarantors.

     (o) Consent to the Credit Agreement. The Representative shall have received an executed copy of the Consent dated as of September 17, 2001, to the Company's Existing Credit Agreement, which Consent shall be in full force and effect.

         All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

     6.  Indemnification and Contribution.
         --------------------------------

     (a) Indemnification of the Initial Purchasers. The Company and each of the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted), joint or several, caused by any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or caused by any omission or alleged omission to state therein a material fact or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use therein; provided, that with respect to any
                                          --------
such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage or liability was an initial resale by such Initial Purchaser and any such loss, claim, damage or liability of or with respect to such Initial Purchaser results from the fact that both (i) a copy of the Offering Memorandum (with any supplements or amendments thereto) was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (ii) the untrue statement in or omission from such Preliminary Offering Memorandum was corrected in the Offering Memorandum (including any supplement or amendment thereto) unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company with the provisions of Section 4 hereof.

     (b) Indemnification of the Company. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the Guarantors and their respective directors and officers and each person, if any, who controls the Company or any of the Guarantors within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum (or any amendment or supplement thereto).

     (c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to
                                                  ---------
notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying
             --------  -------
Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this
Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded (based upon advice of counsel to the Indemnified Person) that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and the Indemnified Person shall have reasonably concluded (based upon advice of counsel to the Indemnified Person) that representation of both parties by the same counsel would be inappropriate due to an actual or potential conflict of interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, the Guarantors and any control persons of the Company and the Guarantors shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (i) includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

     (d) Contribution. If the indemnification provided for in paragraphs (a) and
(b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) Limitation on Liability. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

     (f) Non-Exclusive Remedies. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

     7.  Termination. This Agreement may be terminated in the absolute
         -----------
discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that in the judgment of the Representative is material and adverse and makes it impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

     8.  Defaulting Initial Purchaser. (a) If, on the Closing Date, any Initial
         ----------------------------
Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full Business Days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes. As used in this Agreement, the term "Initial Purchaser" includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 8, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

     (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser's pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

     (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers, the Company or the Guarantors, except that the Company and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 9 hereof and except that the provisions of Section 6 hereof shall not terminate and shall remain in effect.

     (d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

     9.  Payment of Expenses. (a) Whether or not the transactions contemplated
         -------------------
by this Agreement are consummated or this Agreement is terminated, the Company and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof to the Initial Purchasers; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company's and the Guarantors' counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Company in connection with any "road show" presentation to potential investors.

     (b) If (i) this Agreement is terminated pursuant to Section 7, (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Company and each of the Guarantors jointly and severally agrees to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

     10.  Persons Entitled to Benefit of Agreement. This Agreement shall inure
          ----------------------------------------
to the benefit of and be binding upon the Company, the Guarantors and any controlling persons referred to herein, the Initial Purchasers, their respective affiliates and any controlling persons referred to herein, and their respective successors. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

     11.  Survival. The respective indemnities, rights of contribution,
          --------
representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantors or the Initial Purchasers.

     12.  Initial Purchasers' Information. The Company, the Guarantors and the
          -------------------------------
Initial Purchasers acknowledge and agree that the only information relating to any Initial Purchaser that has been furnished to the Company in writing by any Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum (or any amendment or supplement thereto) consists of the following: (i) the last paragraph on the front cover page concerning the terms of the offering by the Initial Purchasers; and (ii) the statements concerning the Initial Purchasers contained in the third, eighth, tenth and eleventh paragraphs under the heading "Plan of Distribution".

     13.  Miscellaneous. (a) Authority of the Representative. Any action by the
          -------------
Initial Purchasers hereunder may be taken by J.P. Morgan Securities Inc. on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities Inc. shall be binding upon the Initial Purchasers.

     (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017 (fax: (212) 270-0994; Attention: Gerry Murray). Notices to the Company and the Guarantors shall be given to them at Advance Stores Company, Incorporated, 5673 Airport Road, Roanoke, Virginia 24012 (fax: (540) 561-1448; Attention: Eric M. Margolin).

     (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

     (e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

     (f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

                                               Very truly yours,

                                               ADVANCE STORES COMPANY,
                                               INCORPORATED,


                                               By /s/ Jeffrey T. Gray
                                                 ------------------------
                                                 Name: Jeffrey T. Gray
                                                 Title: Senior Vice President
                                                         Controller


                                               ADVANCE TRUCKING
                                               CORPORATION,


                                               By /s/ Jeffrey T. Gray
                                                 -----------------------
                                                 Name: Jeffrey T. Gray
                                                 Title: Senior Vice President
                                                         Controller

                                               LARALEV, INC.,


                                               By /s/ Andrew Panaccione
                                                 ------------------------
                                                 Name: Andrew Panaccione
                                                 Title: President

                                               WESTERN AUTO SUPPLY COMPANY,

                                               By /s/ Jeffrey T. Gray
                                                 ------------------------
                                                 Name: Jeffrey T. Gray
                                                 Title: Senior Vice President
                                                         Controller

Accepted: October 24, 2001

J.P. MORGAN SECURITIES INC.

For itself and on behalf of the
several Initial Purchasers listed
in Schedule 1 hereto.



By /s/ Benjamin Ben-Attar
  --------------------------------
       Vice President

                                                                      Schedule 1
     Initial Purchasers                            Principal Amount
     ------------------                            ----------------



J.P. Morgan Securities Inc.                        $100,000,000

Credit Suisse First Boston                         $ 50,000,000

Lehman Brothers Inc.                               $ 50,000,000
                                                   ----------------
                                           Total   $200,000,000

                                                                      Schedule 2
          Material Agreements of Advance Stores Company, Incorporated
          -----------------------------------------------------------

1. Amended and Restated Credit Agreement dated as of October 19, 1998 among Advance Holding Corporation ("Holding"), Advance Stores Company, Incorporated (the "Company"), the lenders party thereto, The Chase Manhattan Bank ("Chase"), Chase Securities Inc., DLJ Capital Funding, Inc. and First Union National Bank.

2. Pledge Agreement dated as of April 15, 1998, as amended and restated as of November 2, 1998, among the Company, Holding, the Subsidiary Pledgors listed therein and Chase, as collateral agent.

3. Guarantee Agreement dated as of April 15, 1998, as amended and restated as of November 2, 1998, among Holding, the Subsidiary Guarantors listed therein and Chase, as collateral agent.

4. Indemnity, Subrogation and Contribution Agreement dated as of April 15, 1998, as amended and restated as of November 2, 1998, among the Company, Holding, the Guarantors listed therein and Chase, as collateral agent.

5. Security Agreement dated as of April 15, 1998, as amended and restated as of November 2, 1998, among the Company, Holding, the Subsidiary Guarantors listed therein and Chase, as collateral agent.

6. Lease Agreement dated as of March 16, 1995 between Ki, L.C. and the Company for the Company's headquarters located at 5673 Airport Road, Roanoke, Virginia, as amended.

7. Lease Agreement dated as of January 1, 1997 between Nicholas F. Taubman and the Company for the distribution center located at 1835 Blue Hills Drive, N.E., Roanoke, Virginia, as amended.

8. Trust Indenture dated as of December 1, 1997 among McDuffie County Development Authority, First Union National Bank, as trustee, and Branch Banking and Trust Company, as credit facility trustee, relating to the $10,000,000 Taxable Industrial Development Revenue Bonds (Advance Stores Company, Incorporated Project) Series 1997 (the "IRB").

9. Lease Agreement dated as of December 1, 1997 between Development Authority of McDuffie County and the Company relating to the IRB.

10. Letter of Credit and Reimbursement Agreement dated as of December 1, 1997 among the Company, Holding and First Union National Bank relating to the IRB.

11.  Holding 1998 Senior Executive Stock Option Plan.

12.  Form of Holding 1998 Senior Executive Stock Option Agreement.

13.  Holding 1998 Executive Stock Option Plan.

14.  Form of Holding 1998 Stock Option Agreement.

15.  Holding 1998 Senior Executive Stock Subscription Plan.

16.  Form of Holding Senior Executive Stock Subscription Agreement.

17.  Holding 1998 Employee Stock Subscription Plan.

18.  Form of Holding Employee Stock Subscription Agreement.

19.  Form of Secured Promissory Note.

20.  Form of Stock Pledge Agreement.

21. Form of Employment and Non-Competition Agreement between Childs, Cox, Gearheart, Gerald, Gray, Gregory, Hale, Helms, Jeter, Knighten, Kyle, Livesay, McDaniel, Miley, Quinn, Richardson, Smith, Turner and Williams and the Company (one-year agreement).

22. Form of Employment and Non-Competition Agreement between Bigoney, Buskirk, Felts, Fralin, Haan, Klasing, Reid, Stevens, Vaughn, Wade, Weatherly and Wirth and the Company (two-year agreement).

23. Form of Indemnity Agreement between certain directors of Holding (other than Nicholas F. Taubman) and Holding.

24. Form of Consulting and Non-Competition Agreement among Nicholas F. Taubman, Holding and the Company.

25. Indemnity Agreement dated as of April 15, 1998 between Nicholas F. Taubman and Holding.

26. Option Agreement dated as of April 15, 1998 between Nicholas F. Taubman and Holding.

27. Option Agreement dated as of April 15, 1998 between Arthur Taubman Trust dated July 13, 1968 and Holding.

28. Form of Employment and Non-Competition Agreement among Garnett E. Smith, Holding and the Company.

29.  Form of Series B Debenture.

30. First Amendment dated as of June 30, 1999, to the Credit Agreement dated as of April 15, 1998 as amended and restated as of October 19, 1998, among Holding, the Company, the lenders party thereto and Chase, as administrative agent.

31. Supplement No. 1 dated as of June 30, 1999, to the Guarantee Agreement dated as of April 15, 1998 as amended and restated as of November 2, 1998, among Holding, the Subsidiary Guarantors listed therein and Chase, as collateral agent.

32. Supplement No. 1 dated as of June 30, 1999, to the Pledge Agreement dated as of April 15, 1998 as amended and restated as of November 2, 1998, among the Company, Holding, the Subsidiary Pledgors listed therein and Chase, as collateral agent.

33. Supplement No. 1 dated as of June 30, 1999, to the Security Agreement dated as of April 15, 1998 as amended and restated as of November 2, 1998, among the Company, Holding, the Subsidiary Guarantors listed therein and Chase, as collateral agent.

34. Supplement No. 1 dated as of June 30, 1999, to the Indemnity, Subrogation and Contribution Agreement dated as of April 15, 1998 as amended and restated as of November 2, 1998 among the Company, Holding, the Guarantors listed therein and Chase, as collateral agent.

35. Employment and Noncompetition Agreement dated as of February 1, 2000 among the Company, Holding and Lawrence P. Castellani.

36. Senior Executive Stock Subscription Agreement dated as of February 1, 2000, between Holding and Lawrence P. Castellani.

37. Restricted Stock Agreement dated as of February 1, 2000, between Holding and Lawrence P. Castellani.

38. Second Amendment and Consent, dated as of December 1, 1999, to the Credit Agreement dated as of April 15, 1998, among Holding, the Company, the lenders party thereto and Chase, as Administrative Agent.

39. Third Amendment, dated as of February 11, 2000, to the Credit Amendment dated as of April 15, 1998, among Holding, the Company and Chase, as Administrative Agent.

40. Amended and Restated Stockholders Agreement dated November 2, 1998 among FS Equity Parts IV., L.P., Ripplewood Partners, L.P., Ripplewood Advance Auto Parts Employee Fund I L.L.C., Nicholas F. Taubman, The Arthur Taubman Trust dated July 13, 1964, WA Holding Co. and Holding (including the Terms of the Registration Rights of Common Stock).

41. Indenture dated as of April 15, 1998 between Holding and United States Trust Company of New York, as Trustee, with respect to the 12.875% Senior Discount Debentures due 2009 (including the form of 12.875% Senior Discount Debenture due 2009).

42. Indenture dated as of April 15, 1998 among the Company, LARALEV, INC., as guarantor, and United States Trust Company of New York, as Trustee, with respect to the 10.25% Senior Subordinated Notes due 2008 (including the form of 10.25% Senior Subordinated Note due 1008).

43. Supplemental Indenture dated as of November 2, 1998 between Western Auto and United States Trust Company of New York, as trustee.

44. Agreement and Plan of Merger dated as of August 7, 2001 among Holding, Advance Auto Parts, Inc., the Company, AAP Acquisition Corporation and Discount Auto Parts, Inc.

45. Agreement and Plan of Merger date as of August 7, 2001 among Holding and Advance Auto Parts, Inc.

46. Irrevocable proxy and Voting Agreement Dated as of August 7, 2001 among Holding, the Company, Fontaine Industries Limited Partnership, the Peter J. Fontaine Revocable Trust and Peter J. Fontaine.

47. Stock Option Agreement dated as of August 7, 2001 among Holding, the Company, Fontaine Industries Limited Partnership, the Peter J. Fontaine Revocable Trust and Peter J. Fontaine.

               Material Agreements of Discount Auto Parts, Inc.
               ------------------------------------------------

1. Revolving Credit Agreement dated as of July 29, 1999 by and among Discount Auto Parts, Inc. ("Discount") and SunTrust Bank, Central Florida, National Association, individually and as Administrative Agent, SunTrust Equitable Securities Corporation, as Arranger and Book Manager, Bank of America, N.A., individually and as Syndication Agent, The First National Bank of Chicago, individually and as Documentation Agent, SouthTrust Bank, National Association, Amsouth Bank, First Union National Bank, Banque Nationale de Paris, Regions Bank, and Hibernia National Bank.

2. First Amendment to Revolving Credit Agreement dated as of January 12, 2000 by and among Discount, the Lenders, and SunTrust Bank.

3. Second Amendment to Revolving Credit Agreement dated as of August 29, 2000 by and among Discount, the Lenders, and SunTrust Bank.

4. Amendment and Restatement of the Discount Auto Parts Team Members' Profit Sharing Plan and Trust dated May 31, 1994.

5.   Discount Supplemental Executive Profit Sharing Plan.

6. First Amendment and Restatement of the Discount Supplemental Executive Profit Sharing Plan.

7. Incentive compensation plans for Peter J. Fontaine, C. Michael Moore, Michael D. Harrah, Clement A. Bottino, David C. Viele and C. Roy Martin for fiscal year 2002.

8.   Discount 1992 Stock Option Plan.

9.   Discount Amended and Restated 1992 Team Member Stock Purchase Plan.

10   Discount Non-Employee Directors' Stock Option Plan.

11.  First Amendment to Discount Non-Employee Directors' Stock Option Plan.

12.  Discount Amended and Restated 1995 Stock Option Plan.

13.  1999 Amendment to the Discount Amended and Restated 1995 Stock Option Plan

14. Indemnification Agreements for Peter J. Fontaine, William C. Perkins, and E.E. Wardlow.

15.  Indemnification Agreement for David P. Walling.

16.  Indemnification Agreement for Charles W. Webster, Jr.

17. Indemnification Agreements for Clement A. Bottino, Michael D. Harrah, Thomas Merk and David C. Viele.

18.  Indemnification Agreement for Donald W. Olson.

19. Change of Control Employment Agreement with William C. Perkins dated January 17, 2000.

20. Change of Control Employment Agreement with C. Michael Moore dated January 17, 2000.

21. First Amendment to Change of Control Employment Agreement with C. Michael Moore dated March 17, 2001.

22. Second Amendment to Change of Control Employment Agreement with C. Michael Moore dated July 3, 2001.

23. Form of Change of Control Employment Agreement with each of Clement Bottino, Don Casey, Michael D. Harrah, David Viele and Steven Joiner.

24.  Form of Change of Control Employment Agreement with C. Roy Martin.

25.  Stock Option Agreement with Steven C. Bair dated March 1, 2000.

26.  Stock Option Agreement with William C. Perkins dated January 18, 2001.

27.  Stock Option Agreement with William C. Perkins dated January 18, 2001.

28.  Severance Protection and Change of Control Benefits Program.

29.  Agreement and General Release with Steven C. Bair dated March 1, 2000.

30.  Agreement and General Release with William C. Perkins dated January 17,
     2001.

31. Form of Master Agreement dated as of May 30, 2000 among Discount, Discount Auto Parts Distribution Center, Inc., Atlantic Financial Group, Ltd., SunTrust Bank and others with Appendix A.

32. First Amendment to Master Agreement between Atlantic Financial Group, Ltd. and Discount Auto Parts Distribution Center, Inc. and others dated August 29, 2000.

33. Second Amendment to Master Agreement between Atlantic Financial Group, Ltd. and Discount Auto Parts Distribution Center, Inc. and others dated February 16, 2001.

34. Form of Master Lease Agreement dated as of May 30, 2000 between Atlantic Financial Group, Ltd. and Discount Auto Parts Distribution Center, Inc. and others.

35. Form of Mississippi Lease Supplement and Memorandum of Lease effective as of May 30, 2000 between Atlantic Financial Group, Ltd. And Discount Auto Parts Distribution Center, Inc.

36.  Form of Guaranty Agreement from Discount dated as of May 30, 2000.

37. Form of Master Lease between DAPPER Properties I, II and III, LLC and Discount Auto Parts, Inc. dated as of February 27, 2001.

38. Form of Sale-Leaseback Agreement between DAPPER Properties I, II and III, LLC and Discount dated as of February 27, 2001.

39.  Agreement and Plan of Recapitalization dated August 20, 1992.

40. Agreement and Plan of Merger dated as of August 7, 2001 among Discount Holding, the Company, Advance Auto Parts, Inc., and AAP Acquisition Corporation.

41.  Amended and Restated Articles of Incorporation of Discount, as amended.

42.  Amended and Restated Bylaws of Discount.

43. Note Agreement dated as of October 30, 1989 between Discount and Massachusetts Mutual Life Insurance Company.

44. Amendment Agreement to Note Agreement effective as of August 26, 1992 between Discount and Massachusetts Mutual Life Insurance Company.

45. Note Purchase Agreement dated as of July 15, 1997 between Discount and the Identified Purchasers.

46. Stockholder Rights Agreement dated as of November 21, 2000, between Discount and ChaseMellon Shareholders Services, L.L.C. (now known as Mellon Investor Services LLC).

47. Amendment No. 1, dated as of August 7, 2001, to the Stockholder Rights Agreement dated as of November 21, 2000, between Discount and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.).

48.  Form of Certificate for Common Stock of Discount.

                                                                         ANNEX A

           Restrictions on Offers and Sales Outside the United States
           ----------------------------------------------------------

     In connection with offers and sales of Securities outside the United
States:

     (a) Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

     (b) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

          (i) Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act ("Regulation S") or Rule 144A or any other available exemption from registration under the Securities Act.

          (ii) None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

          (iii) At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchase Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S."

          (iv) Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the

     Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in paragraph (a) and this paragraph (b) have the meanings given to them by Regulation S.

     (c) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that (i) it has not offered or sold and prior to the date six months after the Closing Date will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Public Offers of Securities Regulations 1995 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

     (d) Each Initial Purchaser acknowledges that no action has been or will be taken by the Company that would permit a public offering of the Securities, or possession or distribution of the Preliminary Offering Memorandum, the Offering Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

                                                                         ANNEX B

[Opinion of Counsel for the Company in form and substance reasonably satisfactory to the Representative]

                                                                         ANNEX C

[Opinion of Counsel for the New Guarantors in form and substance reasonably satisfactory to the Representative]

                                                                       Exhibit A

                           [Form of Escrow Agreement]

                                                                       Exhibit B

                     ADVANCE STORES COMPANY, INCORPORATED

                                 $200,000,000

                  10-1/4% Senior Subordinated Notes due 2008

                                   [Form Of]

                       JOINDER TO THE PURCHASE AGREEMENT
                       ---------------------------------

                                                                  ________, 2001


J.P. Morgan Securities Inc.
Credit Suisse First Boston
Lehman Brothers Inc.
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York  10017

Ladies and Gentlemen:

          Reference is made to the Purchase Agreement (the "Purchase Agreement")
                                                            ------------------
dated October 24, 2001, initially among Advance Stores Company, Incorporated, a Virginia corporation (the "Company"), Advance Trucking Corporation, LARALEV, INC. and Western Auto Supply Company (collectively, the "Guarantors") and J.P. Morgan Securities Inc., Credit Suisse First Boston and Lehman Brothers Inc. (the "Initial Purchasers") concerning the purchase of the Securities (as defined in the Purchase Agreement) from the Company by the several Initial Purchasers. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement. This is the agreement referred to in Section 4(n) of the Purchase Agreement.

          The Company and each of the Guarantors listed on Schedule I hereto agree that this letter agreement is being executed and delivered in connection with the issue and sale of the Securities pursuant to the Purchase Agreement and to induce the Initial Purchasers to purchase the Securities thereunder and is being executed concurrently with the consummation of the Acquisition.

          1.  Joinder.  Each of the parties hereto hereby agrees to become bound
              -------
by the terms, conditions and other provisions of the Purchase Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as a Guarantor therein and as if such party executed the Purchase Agreement on the date thereof.

          2.  Representations, Warranties and Agreements of the Guarantors.
              ------------------------------------------------------------
Each of the Guarantors represent and warrant to, and agree with, the several Initial Purchasers on and as of the date hereof that:

          (a) such Guarantor has the corporate power to execute and deliver this letter agreement and all corporate action required to be taken by each of them for the due and proper authorization, execution, delivery and performance of this letter agreement and the consummation of the transactions contemplated hereby has been duly and validly taken; this letter agreement has been duly authorized, executed and delivered by such Guarantor.

          (b) the representations, warranties and agreements of such Guarantor set forth in Section 3 of the Purchase Agreement are true and correct on and as of the date hereof.

          3.  GOVERNING LAW.  THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND
              -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          4.  Counterparts.  This letter agreement may be executed in one or
              ------------
more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          5.  Amendments.  No amendment or waiver of any provision of this
              ----------
letter agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

          6.  Headings.  The headings herein are inserted for the convenience
              --------
of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this letter agreement.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this letter agreement will become a binding agreement between the Company, the Guarantors party hereto and the several Initial Purchasers in accordance with its terms.

                         Very truly yours,

                         [GUARANTOR]

                         By: ________________________
                             Name:
                             Title:


Accepted:  [        ], 2001


J.P. MORGAN SECURITIES INC.
CREDIT SUISSE FIRST BOSTON
LEHMAN BROTHERS INC.


By:  J.P. MORGAN SECURITIES INC.


By: _____________________________
    Title:

                                                                       Exhibit C

                    [Form of Registration Rights Agreement]